Pilgrim's Pride Corporation

Fiscal 2006 3rd Quarter Results

August 1, 2006

Cautionary Notes And Forward–Looking Statements

- Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; management of our cash resources, particularly in light of our leverage, and restrictions imposed by and as a result of, our leverage; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses and to exclude recoveries resulting from our vitamin and methionine and other litigation and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

U.S. Meat Supply Growth

(million lbs.)

	2003	2004	% Change	2005	% Change	2006P	% Change	2007P	% Change
Beef	26,238	24,548	-6.4%	24,683	0.5%	26,103	5.8%	26,755	2.5%
Pork	19,945	20,509	2.8%	20,684	0.9%	21,271	2.8%	21,760	2.3%
Total Red Meat	46,183	45,057	-2.4%	45,367	0.7%	47,374	4.4%	48,515	2.4%
Chicken	32,749	34,063	4.0%	35,365	3.8%	35,987	1.8%	36,575	1.6%
Turkey	5,650	5,454	-3.5%	5,504	0.9%	5,634	2.4%	5,730	1.7%
Total Poultry	38,399	39,517	2.9%	40,869	3.4%	41,621	1.8%	42,305	1.6%
Total Red Meat And Poultry	84,582	84,574	0.0%	86,236	2.0%	88,995	3.2%	90,820	2.1%
Poultry Meat Exported	5,404	5,211	-3.6%	5,716	9.7%	6,057	6.0%	6,190	2.2%
Red Meat Exported	4,235	2,640	-37.7%	3,349	26.9%	4,093	22.2%	4,620	12.9%

Source: USDA July 18, 2006

Chicken Slaughter Per Processing Day


37
36
35
34
33
32
31
30
million head/day
J
F
M
A
M
J
J
A
S
O
N
D
July 2006 forward forecast
2003
2004
2005
2006

Source: USDA & Informa Economics Projections dated July 19, 2006

Broiler Cold Storage Inventories



1000
900
800
700
600
500
400
million pounds
July 2006 forward forecast
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005
2006

Source: USDA and Informa Economics Projections dated July 19, 2006

U.S. Per Capita Consumption (lbs.)

	2004	2005P	% Change	2006P	% Change	2007P	% Change
Beef	66.1	65.5	-0.9%	66.5	1.5%	66.8	0.5%
Pork	51.3	50.0	-2.5%	49.6	-0.8%	50.5	1.8%
Total Red Meat	117.4	115.5	-1.6%	116.1	0.5%	117.3	1.0%
Chicken	85.4	87.1	2.0%	88.2	1.3%	89.5	1.5%
Turkey	17.0	16.7	-1.8%	16.6	-0.6%	16.7	0.6%
Total Poultry*	102.4	103.8	1.4%	104.8	1.0%	106.2	1.3%
Total Red Meat And Poultry	219.8	219.3	-0.2%	220.9	0.7%	223.5	1.2%

* Total Poultry includes Chicken and Turkey

Source: National Chicken Council July 26, 2006

U.S. Industry Outlook- Continued

- **Pricing environment during (vs. prior year periods)** :

		3rd Qtr FY 06*	3rd Qtr Ytd*	Change from End of 3rd Qtr FY2006**
Primary:				
▪ GA Dock	➢	-8.3% to $0.68/lb.	-5.7% to $0.70/lb.	+1.5% to $0.70/lb.
▪ Leg Quarters	➢	-33.9% to $0.25/lb.	-19.1% to $0.26/lb.	+16.8% to $0.37/lb.
Other:				
▪ Wings	➢	-4.9% to $0.81/lb.	-13.2% to $0.86/lb.	+4.7% to $0.86/lb.
▪ Breast Meat	➢	-16.3% to $1.21/lb.	-20.4% to $1.15/lb.	+3.0% to $1.36/lb.

(Source: Urner Barry Publications)

* Pricing reflects averages for the related time periods

** Thru July 31, 2006

- **Export Outlook**
  - ➢ Chicken exports are expected to increase almost 7.0% year over year in 2006 according to USDA Projections

- **Cold Storage Thousand Lbs.**

		June 2005	January 2006	June 2006	Jun. 2006 vs. Jun. 05	Jun. 2006 vs. Jan. 06
▪ Breast/Breast Meat	➢	140,939	158,437	134,069	-4.9%	-15.4%
▪ Leg Quarters	➢	69,046	171,942	85,805	24.3%	-50.1%
▪ Total Chicken	➢	690,840	920,749	782,004	13.2%	-15.1%

(Source: USDA Cold Storage Report)

Top U.S. Chicken Export Markets

($ millions)	2002		2003		2004		2005		2006P	
	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.
Russia (1)	1,521	31.67%	1,465	29.56%	1,570	32.82%	1,636	31.79%	1,723	31.33%
Mexico (2)	327	6.81%	366	7.38%	431	9.01%	522	10.14%	567	10.31%
China (3)	173	3.60%	292	5.89%	36	0.75%	208	4.04%	402	7.31%
Hong Kong	608	12.66%	309	6.23%	228	4.77%	139	2.70%	121	2.20%
Korea (1)	249	5.19%	159	3.21%	73	1.53%	89	1.73%	140	2.55%
Other	1,924	40.07%	2,365	47.72%	2,445	51.12%	2,553	49.60%	2,547	46.31%
Total	4,802		4,956		4,783		5,147		5,500	
% of U.S. Production:		14.89%		15.13%		14.04%		14.55%		15.34%
% Inc.(Dec.) - Exports:		-13.56%		3.21%		-3.49%		7.61%		6.86%
% Inc.(Dec.) - Domestic		6.72%		1.29%		5.35%		3.20%		0.00%

(1) Bans in U.S. generally lifted
(2) Bans in U.S. generally lifted except for eleven counties in TX
(3) Bans in U.S. generally lifted except for CT, RI & NY

July 19, 2006 Source: USDA & Informa Economics Projections

U.S. Industry Outlook- Continued

- **Grain Market**

FY2006 Actuals:	3rd Qtr FY06 Near-by Futures vs. Prior Year Qtr	3rd Qtr YTD FY06 Near-by Futures vs. Prior Year YTD
Corn*	+13.6% to $2.43/bushel	+5.2% to $2.24/bushel
Soybean Meal*	-12.2% to $174.16/ton	+0.9% to $177.32/ton

FY2007 Outlook:	2006-2007 Crop Year USDA Projections vs. 3rd Qtr YTD FY06	2006-2007 Crop Year 7/31/06 Futures (CBOT) vs. 3rd Qtr YTD FY06
Corn*	+9.4% to $2.45/bushel	+18.8% to $2.66/bushel
Soybean Meal*	-4.1% to $170.00/ton	-2.4% to $172.99/ton

* Excludes Freight and Basis Costs delivery costs

** Source data from Chicago Board of Trade ("CBOT")

Energy Pricing

Energy Information Administration (EIA) - U.S. Energy Prices: Base Case

	2005				2006				2007			
	1st	2nd	3rd	4th	1st	2nd	3rd	4th	1st	2nd	3rd	4th
Diesel[a] ($/gal)	**2.07**	**2.26**	**2.56**	**2.71**	**2.50**	*2.84*	*2.87*	*2.77*	*2.65*	*2.71*	*2.69*	*2.71*
Natural Gas[b] ($/mcf)	**6.62**	**7.14**	**9.23**	**12.64**	**7.95**	*6.74*	*6.92*	*8.83*	*8.79*	*7.01*	*7.55*	*9.17*

[a] On-highway retail [b] Residential Average

Analysis of Estimated Effects on Pricing

3rd Qtr 2006 **Natual gas declines, Diesel increases versus prior year 3rd quarter**
Diesel: 12.1%
Natural Gas: -25.0%

4th Qtr 2006 **Natural Gas declines, Diesel increases versus prior year 4th quarter**
Diesel: 2.2%
Natural Gas: -30.1%

1st Qtr 2007 **Natural Gas and Diesel increase versus prior year 1st quarter**
Diesel: 6.0%
Natural Gas: 10.6%

Source: Energy Information Administration Short Term Energy Outlook dated July 11, 2006

Results from Operations – 3rd Quarter

($ in millions, except per share figures)

	Actual				
	FY2006		FY2005		%Change
EPS	**$**	**(0.31)**	**$**	**1.28**	**-124.2%**
Net Sales	$	1,287.6	$	1,440.0	-10.6%
Net (Loss) Income	$	(20.5)	$	85.4	-124.0%
EBITDA	$	8.0	$	165.8	-95.2%
EBITDA Reconciliation					
Net (Loss) Income	$	(20.5)	$	85.4	
Add:					
Income Tax (Benefit) Expense		(17.5)		38.3	
Interest expense, net		11.5		12.3	
Depreciation and amortization		35.0		30.4	
Minus:					
Amortization of capitalized financing costs		0.5		0.6	
EBITDA - as reported	$	8.0	$	165.8	-95.2%
EBITDA Margin - as reported	0.62%		11.51%		

Results from Operations – 3rd Quarter YTD

($ in millions, except per share figures)

	Actual				
		FY2006		FY2005	% Change
EPS	**$**	**(0.40)**	**$**	**2.86**	**-114.0%**
Net Sales	$	3,897.2	$	4,183.6	-6.8%
Net (Loss) Income	$	(26.7)	$	190.3	-114.0%
EBITDA	$	79.6	$	420.6	-81.1%
EBITDA Reconciliation					
Net (Loss) Income	$	(26.7)	$	190.3	
Add:					
Income Tax (Benefit) Expense		(21.7)		103.9	
Interest expense, net		30.0		33.9	
Depreciation and amortization		100.0		94.3	
Minus:					
Amortization of capitalized financing costs		2.0		1.7	
EBITDA - as reported	$	79.6	$	420.7	-81.1%
EBITDA Margin - as reported		2.04%		10.06%	

Sales by Segment – Actual

($ in millions)	3rd Quarter FY2006	3rd Quarter FY2005	3rd Quarter %Change	3rd Quarter YTD FY2006	3rd Quarter YTD FY2005	3rd Quarter YTD %Change
Chicken:						
United States	$ 1,019.9	$ 1,123.1	-9.2%	$ 3,039.3	$ 3,248.7	-6.5%
Mexico	107.0	114.4	-6.5%	303.4	302.2	0.4%
Total Chicken Sales	$ 1,126.9	$ 1,237.5	-8.9%	$ 3,342.7	$ 3,550.9	-5.9%
Total Turkey Sales	$ 15.8	$ 37.5	-58.0%	$ 94.8	$ 154.6	-38.7%
Sale of Other Products:						
United States	$ 137.9	$ 159.3	-13.4%	$ 445.6	$ 462.5	-3.7%
Mexico	7.0	5.7	21.6%	14.1	15.6	-9.7%
Total Sale of Other Products	$ 144.9	$ 165.0	-12.2%	$ 459.7	$ 478.1	-3.8%
Total Net Sales	$ 1,287.6	$ 1,440.0	-10.6%	$ 3,897.2	$ 4,183.6	-6.9%

Summary Operating Results – Actual

($ in millions)	3rd Quarter		3rd Quarter YTD	
	FY2006	FY2005	FY2006	FY2005
Operating Income (Loss):				
Chicken:				
United States	$ (20.1)	$ 121.2	$ (4.0)	$ 291.9
Mexico	(5.0)	17.8	(10.2)	31.9
Sub Total	$ (25.1)	$ 139.0	$ (14.2)	$ 323.8
Turkey	(3.6)	(6.4) *	(16.0)	(16.6) *
Other Products:				
United States	$ 1.6	$ 2.3	$ 10.5	$ 5.3
Mexico	0.4	1.1	1.2	3.5
Sub Total	$ 2.0	$ 3.4	$ 11.7	$ 8.8
GAAP Operating (Loss) Income	**$ (26.7)**	**$ 136.0**	**$ (18.5)**	**$ 316.0**
Operating Margin	-2.07%	9.44%	-0.47%	7.55%

* Operating Income for FY2005 3rd Quarter and FY2005 3rd Quarter YTD includes $0.8 and $5.3 million, respectively, of proceeds on asset sales related to the FY2004 turkey restructure.

Long–Term Debt

($ in thousands)	Fiscal Quarter Ending July 1, 2006				Fiscal Year Ending October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 299,706	--	$ 299,706	2011	$ 302,588	–	$ 302,588
Senior unsecured notes, interest at 9 ¼ %	2013	82,640	--	82,640	2013	100,000	–	100,000
Note payable to an insurance company at 6.68%	2012	50,881	--	50,881	2012	53,103	–	53,103
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	42,667	--	42,667	2013	54,667	–	54,667
Revolving term/credit facility at LIBOR plus 1.00%	2011	--	500,000	500,000	2011	–	500,000	500,000
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	–	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	–	4,700
Other notes payable	VAR	2,644	--	2,644	VAR	2,908	–	2,908
		492,738	$ 500,000	$ 992,738		527,466	$ 500,000	$ 1,027,466
Less current maturities		7,768				8,603		
Total Long-term debt		$ 484,970				$ 518,863		

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending July 1, 2006				Fiscal Year Ending October 1, 2005			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009	$ -	$ 121,317	$ 150,000	2009	$ -	$ 115,782	$ 150,000
Domestic Revolving Credit Facility at LIBOR plus 1.00%	2011		18,000	18,000	2011		18,000	18,000
Mexico Revolving Credit Facility	2004	-	-	-	2004	-	-	-
Total Revolving Credit Facilities		$ -	$ 139,317	$ 168,000		$ -	$ 133,782	$ 168,000
Total Debt		$ 492,738	$ 639,317	$ 1,160,738		$ 527,466	$ 633,782	$ 1,195,466
Receivables Purchase Agreement	2008	$ 50,000	$ 75,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 542,738	$ 714,317	$ 1,285,738		$ 527,466	$ 758,782	$ 1,320,466

Capital Expenditures



($ in millions)
Maintenance/Other
Expansion/Efficiency
160
140
120
100
80
60
40
20
0
$37.9
$18.3
$19.6
$26.8
$11.4
$15.4
$90.1
$33.1
$57.0
$101.3
$43.5
$57.8
$79.6
$33.4
$46.2
$116.6
$46.9
$69.7
$127.8
$57.3
$70.5
3Q FY05
3Q FY06
9-Mo FY05
9-Mo FY06
FY 2004
FY 2005
LTM 7/1/06*

The Company projects FY2006 capital expenditures of approximately $140 to $150 million

* See Appendix H for the reconciliation of LTM 7/1/06 Capital Expenditures

Summary Credit Ratios & Other Information

	FY2005	LTM Ending 7/1/06	3Q FY05	3Q FY06	9-Mo FY05	9-Mo FY06
EBITDA / Interest Expense (**)	13.20x	5.97x	13.46x	0.70x	12.42x	2.65x
Adj. EBITDA / Interest Exp. (***)	12.82x	5.97x	13.39x	0.70x	11.92x	2.65x
Total Debt / EBITDA (*)	0.91x	-	-	-	0.92x	2.06x
Net Debt / EBITDA (*)	0.68x	-	-	-	0.40x	1.88x
Total Debt / Total Capital	30.1%	-	-	-	32.3%	30.5%
Net Debt / Total Capital	24.4%	-	-	-	17.3%	28.5%
Net Worth (millions)	$1,223.6	-	-	-	$1,110.6	$1,124.9
Book Value/Common Share	$18.38	-	-	-	$16.69	$16.90

(*) For the 9-Mo FY 05 and 9-Mo FY 06, EBITDA used in this calculation is based on the LTM periods ending July 2, 2005 and July 1, 2006, respectively. See slide 19 for reconciliations.

(**) See Appendices E, F & G for reconciliation of EBITDA used in this calculation.

(***) For FY2005, 3Q FY05 and 9-Mo FY05, EBITDA used in this calculation has been adjusted. See slides Appendix E for reconciliation.

Summary Credit Ratios & Other Information – Continued

EBITDA Reconciliation of FY2005 and LTM Periods EBITDA

	FY2005	LTM* Ending 7/2/05	LTM* Ending 7/1/06
Net Income	$ 264,979	$ 265,540	$ 47,979
Add:			
Income Tax Expense	138,544	149,944	12,930
Interest expense, net	43,932	45,335	40,041
Depreciation and amortization	134,944	119,931	140,733
Minus:			
Amortization of capitalized financing costs	2,321	2,180	2,615
EBITDA	$ 580,078	$ 578,570	$ 239,068
Adjustments:			
Turkey Restructuring	(5,277)	2,901	-
Other Restructuring	-	-	-
Turkey Recall Insurance	-	(23,815)	-
Turkey Recall Effects	-	-	-
Vitamin, Methionine and other Litigation Settlements	(11,680)	(11,680)	-
Adjusted EBITDA	$ 563,121	$ 545,976	$ 239,068

Debt net of Cash Reconciliation

	FY2005	FY2005q3	FY2006q3
Total Debt	$ 527,466	$ 529,639	$ 492,738
Less Cash	132,567	297,821	44,069
Net Debt	$ 394,899	$ 231,818	$ 448,669

*For LTM Reconciliations Appendix D & F

Reconciliation of Non-GAAP Measures and Other Computations

Appendix A
Chicken Sales – Actual

($ in millions)	3rd Quarter			3rd Quarter YTD		
	FY2006	FY2005	%Change	FY2006	FY2005	%Change
Prepared Foods:						
Foodservice	$ 390.9	$ 400.3	-2.4%	$ 1,158.6	$ 1,217.3	-4.8%
Retail	83.2	76.1	9.4%	229.0	206.4	11.0%
Total Prepared Foods	474.1	476.4	-0.5%	1,387.6	1,423.7	-2.5%
Fresh Chicken						
Foodservice	345.1	388.3	-11.1%	1,036.4	1,108.1	-6.5%
Retail	122.9	154.4	-20.4%	369.3	453.7	-18.6%
Total Fresh Chicken	468.0	542.7	-13.8%	1,405.7	1,561.8	-10.0%
Export and Other						
Prepared Foods	16.3	15.1	8.0%	48.6	45.5	6.8%
Chicken	58.5	81.2	-28.0%	185.8	199.1	-6.7%
Total Export	74.8	96.3	-22.4%	234.4	244.6	-4.2%
Other Chicken By Products	3.0	7.7	-61.0%	11.6	18.6	-37.5%
Total Export and Other	77.8	104.0	-25.2%	246.0	263.2	-6.5%
Total U.S. Chicken	1,019.9	1,123.1	-9.2%	3,039.3	3,248.7	-6.5%
Total Mexico Chicken	107.0	114.4	-6.5%	303.4	302.2	0.4%
Total Chicken Sales	$ 1,126.9	$ 1,237.5	-8.9%	$ 3,342.7	$ 3,550.9	-5.9%

Appendix B
Turkey Sales – Actual

($ in millions)	3rd Quarter			3rd Quarter YTD		
	FY2006	FY2005	%Change	FY2006	FY2005	%Change
Prepared Foods:						
Foodservice	$ 0.8	$ 10.7	-92.3%	$ 20.6	$ 53.2	-61.4%
Retail	0.2	9.7	-98.1%	12.6	27.1	-53.4%
Total Prepared Foods	1.0	20.4	-95.0%	33.2	80.3	-58.7%
Fresh Turkey						
Foodservice	1.5	1.7	-7.2%	5.0	8.9	-43.6%
Retail	12.0	13.4	-10.9%	54.5	61.9	-12.1%
Total Fresh Turkey	13.5	15.1	-10.4%	59.5	70.8	-16.0%
Export and Other						
Prepared Foods	0.0	0.2	-89.4%	0.2	0.8	-78.6%
Turkey Other	1.0	1.2	-14.9%	1.3	2.1	-34.6%
Total Export	1.0	1.4	-27.8%	1.5	2.9	-47.3%
Other Turkey By Products	0.3	0.6	-71.1%	0.6	0.6	-2.9%
Total Export and Other	1.2	2.0	-40.8%	2.1	3.5	-39.3%
Total Turkey Sales	$ 15.8	$ 37.5	-58.0%	$ 94.8	$ 154.6	-38.7%

Appendix C
Reconciliation – Adjusted EBITDA

	3Q FY05	3Q FY06	9-Mo FY05 *	9-Mo FY06 **
Net Income (Loss)	$ 85,352	$ (20,473)	$ 190,250	$ (26,749)
Add:				
Income Tax Expense (benefit)	38,324	(17,501)	103,928	(21,686)
Interest expense, net	12,322	11,468	33,864	29,973
Depreciation and amortization	30,421	34,960	94,263	100,052
Minus:				
Amortization of capitalized financing costs	590	477	1,740	2,034
EBITDA	$165,829	$7,977	$420,565	$79,556
Adjustments:				
Turkey Restructuring	(837)	-	(5,277)	-
Vitamin, Methionine and other Litigation Settlements	-	-	(11,680)	-
Adjusted EBITDA	$164,992	$7,977	$403,608	$79,556

* See Appendix E for reconciliation of 9-Mo FY05 EBITDA

** See Appendix G for reconciliation of 9-Mo FY06 EBITDA

Appendix D
Reconciliation – Adjusted LTM EBITDA

	4Q2004 Actual	1Q2005 Actual	2Q2005 Actual	3Q2005 Actual	LTM Ending 7/2/05
Net Income	$ 75,290	$ 48,509	$ 56,389	$ 85,352	$ 265,540
Add:					
Income Tax Expense (benefit)	46,016	31,400	34,204	38,324	149,944
Interest expense, net	11,471	12,224	9,318	12,322	45,335
Depreciation and amortization	25,668	30,065	33,777	30,421	119,931
Minus:					
Amortization of capitalized financing costs	440	570	580	590	2,180
EBITDA	$158,005	$121,628	$133,108	$165,829	$578,570
Adjustments:					
Turkey Restructuring	8,178	-	(4,440)	(837)	2,901
Turkey Recall Insurance	(23,815)	-	-	-	(23,815)
Vitamin, Methionine and other Litigation Settlements	-	-	(11,680)	-	(11,680)
Adjusted EBITDA	$142,368	$121,628	$116,988	$164,992	$545,976

Appendix E
Reconciliation – Adjusted FY2005 EBITDA

	1Q2005 Actual	2Q2005 Actual	3Q2005 Actual	3Q2005 YTD*	4Q2005 Actual	FY2005 Actual
Net Income	$ 48,509	$ 56,389	$ 85,352	$190,250	$ 74,729	$ 264,979
Add:						
Income Tax Expense (benefit)	31,400	34,204	38,324	103,928	34,616	138,544
Interest expense, net	12,224	9,318	12,322	33,864	10,068	43,932
Depreciation and amortization	30,065	33,777	30,421	94,263	40,681	134,944
Minus:						
Amortization of capitalized financing costs	570	580	590	1,740	581	2,321
EBITDA	$121,628	$133,108	$165,829	$420,565	$159,513	$580,078
Adjustments:						
Turkey Restructuring	-	(4,440)	(837)	(5,277)	-	(5,277)
Vitamin, Methionine and other Litigation Settlements	-	(11,680)	-	(11,680)	-	(11,680)
Adjusted EBITDA	$121,628	$116,988	$164,992	$403,608	$159,513	$563,121

*3Q2005 YTD is the sum of 1Q2005 Actual, 2Q2005 Actual and 3Q2005 Actual

Appendix F
Reconciliation – LTM EBITDA

	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	LTM Ending 7/1/06
Net Income (Loss)	$ 74,728	$ 25,678	$ (31,954)	$ (20,473)	$ 47,979
Add:					
Income Tax Expense (benefit)	34,616	10,962	(15,147)	(17,501)	12,930
Interest expense, net	10,068	8,448	10,057	11,468	40,041
Depreciation and amortization	40,681	30,348	34,744	34,960	140,733
Minus:					
Amortization of capitalized financing costs	581	581	976	477	2,615
EBITDA	$159,512	$74,855	($3,276)	$7,977	$239,068

Appendix G
Reconciliation – EBITDA YTD Actual

	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	3Q2006 YTD
Net Income (Loss)	$ 25,678	$ (31,954)	$ (20,473)	$ (26,749)
Add:				
Income Tax Expense (benefit)	10,962	(15,147)	(17,501)	(21,686)
Interest expense, net	8,448	10,057	11,468	29,973
Depreciation and amortization	30,348	34,744	34,960	100,052
Minus:				
Amortization of capitalized financing costs	581	976	477	2,034
EBITDA	$74,855	($3,276)	$7,977	$79,556

Appendix H
Reconciliation – LTM Capital Expenditures

	4Q2005 Actual	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	LTM Ending 7/1/06
Maintenance/Other	$ 12.6	$ 27.0	$ 15.5	$ 15.4	$ 70.5
Efficiency/Expansion	13.8	16.9	15.2	11.4	57.3
Total Capital Expenditures	$ 26.4	$ 43.9	$ 30.7	$ 26.8	$ 127.8